UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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COPSYNC, INC.
(Exact Name of Registrant as Specified in Charter)
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COPSYNC, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 28, 2016
The 2016 annual meeting of stockholders of COPsync, Inc. will be held on Thursday, July 28, 2016, at 10:00 a.m., Central Time, at the InterContinental Dallas Hotel, which is located at 15201 Dallas Pkwy, Addison, Texas 75001, for the following purposes, which are more fully described in the accompanying proxy statement:
1.	to elect as directors, the eight nominees named in the attached proxy statement;
2.	to approve, on an advisory basis, the compensation of our named executive officers;
3.	to vote, on an advisory basis, on the frequency (i.e., once every one, two or three years) of holding an advisory stockholder vote to approve the compensation of our named executive officers;
4.
to approve the repricing of the stock options that have been granted under the 2009 Long-Term Incentive Plan (the “Plan”) prior to December 1, 2015 and are outstanding on the date of the 2016 Annual Meeting (the “Annual Meeting”);

5.
to approve an amendment to the Plan to (i) increase the number of shares available for issuance under the Plan to 1.8 million shares, an increase of 1.4 million shares; (ii) increase the number of shares that may be granted as stock options to any one individual to 900,000 shares, an increase of 860,000 shares; and (iii) increase the number of automatic stock option grants issued to outside Board members upon their initial election or appointment to the Board to 20,000 shares and annually thereafter to 10,000 shares, provided the Board member has served on the Board at least six months;

6.	to approve the 2016 COPsync, Inc. Employee Stock Purchase Plan;
7.	to ratify the selection of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and
8.	to transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.
Our board of directors has fixed the close of business on June 3, 2016 as the record date for determining the stockholders who are entitled to receive notice of and to vote at the annual meeting as well as at any adjournment of the annual meeting.
BY ORDER OF THE BOARD OF DIRECTORS

Ronald A. Woessner
Chief Executive Officer
Dated: June 24, 2016

If you own shares through a broker, we encourage you to follow the instructions provided by your broker regarding how to vote. Your broker may not vote your shares for any of the proposals, except to ratify the selection of our independent registered accounting firm unless you provide your broker with voting instructions.

COPSYNC, INC.
PROXY STATEMENT
We are providing this proxy statement to our stockholders in connection with the solicitation by our board of directors of proxies for use at the annual meeting of stockholders for our fiscal year ended December 31, 2015, which we refer to as fiscal year 2015, as well as for use at any adjournment of the annual meeting.
Date and Location of Annual Meeting
The annual meeting will be held on Thursday, July 28, 2016, at 10:00 a.m., Central Time, at the InterContinental Dallas Hotel, which is located at 15201 Dallas Pkwy, Addison, Texas 75001.
Record Date and Shares Outstanding
Each holder of shares of our common stock, par value $0.0001 per share, which we refer to as common stock, and each holder of shares of our Series A preferred stock, par value $0.0001 per share, which we refer to as preferred stock, at the close of business on June 3, 2016, the record date for the annual meeting, is entitled to notice of and to vote at the annual meeting. We refer to our common stock and preferred stock, collectively, as our stock. As of the record date, there were 8,888,975 shares of our common stock issued and outstanding and 100,000 shares of our preferred stock issued and outstanding.
Mail Date of Proxy Materials
We are first mailing paper copies of our proxy statement, annual report to stockholders and proxy card to stockholders on or about June 24, 2016.
Proxy Cards and Voting
Each holder of our common stock on June 3, 2016 is entitled to one vote for each share of common stock so held. Each holder of our preferred stock on June 3, 2016 is entitled to 750 votes for each share of preferred stock so held.
If we receive a properly executed and dated proxy in time to be voted at the annual meeting, the shares represented by the proxy will be voted in accordance with the instructions contained in the proxy. An executed proxy without instructions marked on it will be voted, pursuant to the recommendation of our board of directors, as follows:
•	FOR each of the eight nominees identified in this proxy statement for election as director;
•	FOR approval, on an advisory basis, of the compensation of our named executive officers;
•	For ONE YEAR for the frequency of stockholder advisory votes on the compensation of our named executive officers;
•	FOR approval of the repricing of each of the stock options that have been issued under the Plan prior to December 1, 2015 and are outstanding on the date of the Annual Meeting (the “Repricing”);
•
FOR approval of the amendment to the Plan to (i) increase the number of shares available for issuance under the Plan to 1.8 million shares, an increase of 1.4 million shares; (ii) increase the number of shares that may be granted as stock options to any one individual to 900,000 shares, an increase of 860,000 shares; and (iii) increase the number of automatic stock option grants issued to outside Board members upon their initial election or appointment to the Board to 20,000 shares and annually thereafter to 10,000 shares, provided the Board member has served on the Board at least six months (the “Amendment to the Plan”);

•	FOR approval of the 2016 COPsync, Inc. Employee Stock Purchase Plan; and
•	FOR the ratification of the selection of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.
An executed proxy without voting instructions marked on it may also be voted by the named proxies for such other business as may properly come before the annual meeting or at any adjournment or postponement of the annual meeting.
If you hold your shares in street name through a broker, bank or other nominee, please follow the voting instructions sent to you by such broker, bank or other nominee. Your shares will be voted as you indicate.
Stockholders may vote in person at the annual meeting. We will provide ballots to any stockholder who wishes to vote at the annual meeting. You will be required to present photo identification in order to vote at the annual meeting.
Please note, if you hold your shares in street name, and you wish to vote in person at the annual meeting, you must bring to the annual meeting a legal proxy from your broker, bank or other nominee that gives you the right to vote your shares in person. You will be required to present photo identification in order to vote at the annual meeting.
Quorum
A quorum is required for our stockholders to conduct business at the annual meeting. Pursuant to our amended and restated by-laws, the holders of record of a majority of the voting power of our stock present, in person or by proxy, and entitled to vote at the annual meeting will constitute a quorum.
Vote Required
The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the annual meeting.
Proposal Number	Proposal Description	Vote Required
One	Election of the eight director nominees named in this proxy statement	Plurality of the votes cast, in person or by proxy, by the holders of stock entitled to vote
Two	Approval, on an advisory basis, of the compensation of our named executive officers	Majority of the shares present, in person or by proxy, and entitled to vote (1)
Three	One year for the frequency of stockholder advisory votes on the compensation of our named executive officers	Majority of the shares present, in person or by proxy, and entitled to vote (2)
Four	Approval of the Repricing	Majority of the shares present, in person or by proxy, and entitled to vote
Five	Approval of Amendment to the Plan	Majority of the shares present, in person or by proxy, and entitled to vote
Six	Approval of the 2016 COPsync, Inc. Employee Stock Purchase Plan	Majority of the shares present, in person or by proxy, and entitled to vote
Seven	Ratification of the selection of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016	Majority of the shares present, in person or by proxy, and entitled to vote (3)

(1)
The advisory vote to approve the compensation of our named executive officers is not binding upon our board of directors or our compensation committee. However, our board of directors and our compensation committee value the opinions of stockholders, and will consider the outcome of this vote when making future compensation decisions.

(2)
The advisory vote on the frequency of stockholder advisory votes on the compensation of our named executive officers is not binding upon our board of directors. However, our board of directors values the opinions of stockholders and will consider the outcome of this vote when determining how frequently to conduct advisory votes on the compensation of our named executive officers.

(3)
We are presenting the selection of PMB Helin Donovan, LLP to our stockholders for ratification. The audit committee of our board of directors will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm.

Effect of Not Casting Your Vote and Broker Non-Votes
If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors, the advisory vote on the compensation of our named executive officers, the advisory vote on the frequency of the advisory stockholder vote on the compensation of our named executive officers, the Repricing, the Amendment to the Plan, or the 2016 COPsync, Inc. Employee Stock Purchase Plan. If you hold your shares in street name and do not indicate how you want your shares voted on these three proposals, your bank or broker is not permitted to, and will not, vote your shares on your behalf. This result is known as a broker non-vote. Your bank or broker has discretionary authority to vote any non-instructed shares to ratify the selection of our independent registered public accounting firm.
We count shares subject to broker non-votes in determining the presence of a quorum but do not count them for the purpose of determining the number of shares voting in the election of directors, the advisory vote on the compensation of our named executive officers, the advisory vote on the frequency of the advisory stockholder vote on the compensation of our named executive officers, the Repricing, the Amendment to the Plan, or the 2016 COPsync, Inc. Employee Stock Purchase Plan. Thus, broker non-votes will have no effect on the outcome of these proposals.
If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.
Abstentions
We count abstentions for the purpose of determining the presence of a quorum and the number of shares voting on a proposal. Abstentions have the same effect as a vote against a proposal requiring the approval of a majority of the shares present, in person or by proxy, and entitled to vote.
Revocability of Proxies
Your attendance at the annual meeting will not automatically revoke your proxy. However, you can revoke your proxy at any time before it is voted at the annual meeting by:
•	voting again via the Internet or by telephone (only your latest Internet or telephone vote submitted prior to the annual meeting will be counted);
•	delivering a written notice of revocation to our Corporate Secretary;
•	delivering a duly executed proxy bearing a later date to our Corporate Secretary; or
•	attending the annual meeting, filing a written notice of revocation with our Corporate Secretary, and voting in person.
Notices of revocation and revised proxies should be sent to the attention of our Corporate Secretary at the following address: COPsync, Inc., 16415 Addison Road, Suite 300, Addison, Texas 75001.

Solicitation of Proxies
This proxy solicitation is made by our board of directors on our behalf, and we will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone or other telecommunication. We will not compensate our directors, officers or employees for making proxy solicitations on our behalf. We will provide persons holding shares in their name or in the names of nominees, which in either case are beneficially owned by others, soliciting materials for delivery to those beneficial owners and will reimburse the record owners for their expenses in doing so.
Principal Executive Offices
Our principal executive offices are located at 16415 Addison Road, Suite 300, Addison, Texas 75001. Our telephone number is (972) 865-6192.
Annual Report on Form 10-K
Our annual report on Form 10-K, as amended for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission, includes our audited financial statements, along with other information about us, which we encourage you to read.
You can obtain, free of charge, a copy of our annual report on Form 10-K by:
•	accessing our website at http://ir.copsync.com/all-sec-filings;
•	writing to us at: COPsync, Inc., Attention: Annual Report Request, 16415 Addison Road, Suite 300, Addison, Texas 75001; or
•	telephoning us at (972) 865-6192.
You can also obtain a copy of our annual report on Form 10-K and all other reports and information that we file with, or furnish to, the Securities and Exchange Commission, from the Securities and Exchange Commission’s EDGAR database located at www.Securities and Exchange Commission.gov.

PROPOSAL ONE:
 ELECTION OF DIRECTORS
Our board of directors currently consists of eight members. Our amended and restated by-laws provide for annual elections of the entire board of directors. Our stockholders elect directors by a plurality vote, which means that the director nominees receiving the most votes will be elected. In an uncontested election, all of the director nominees will be elected.
The nominating and governance committee of our board of directors has nominated Joseph R. Alosa, Sr., Russell D. Chaney, Robert L. Harris, Joel Hochberg, J. Shane Rapp, Brian K. Tuskan and Ronald A. Woessner for re-election as directors and Ms. Ingargiola for election as director. If elected, each of Messrs. Alosa, Chaney, Harris, Hochberg, Rapp, Tuskan, Woessner and Ms. Ingargiola will hold office for a one-year term expiring in 2017 or until his or her successor is duly elected and qualified. Our former Series B preferred stockholders were entitled to nominate a designee to serve on our board of directors in the position currently held by Mr. Hochberg at the 2016 annual meeting of stockholders. Mr. Hochberg is that designee.
Our board of directors does not contemplate that any of the eight nominees will be unable to serve as a director, but if that contingency should occur before the proxies are voted, the designated proxies reserve the right to vote for such substitute nominee(s) as they, in their discretion, determine.
Securities and Exchange Commission rules require us to briefly discuss the particular experience, qualifications, attributes, or skills that led our board of directors to conclude that each nominee for director should serve on our board of directors. We have provided this discussion in a separate paragraph immediately below the biographical information of each director.
Board Recommendation
Our board of directors unanimously recommends a vote FOR the election of each of Messrs. Alosa, Chaney, Harris, Hochberg, Rapp, Tuskan, Woessner and Ms. Ingargiola as directors for a one-year term expiring in 2017.
Nominees Proposed for Election as Directors at the 2016 Annual Meeting
Joseph R. Alosa, Sr.
Age: 76 Director Since: June 2011

Mr. Alosa was elected Chairman of the Board on September 9, 2015. Mr. Alosa has served as President and Chief Executive Officer of New England Kenworth, Patsy’s Inc. and Patsy’s Leasing Corp. (the “Patsy’s Companies”) and the Profile Group of Dealerships, all with corporate offices in Concord, New Hampshire. Since 1960, Mr. Alosa has operated more than a dozen successful transportation industry companies throughout New England and brings decades of business experience working with law enforcement agencies in the Northeast. He serves on numerous community and professional boards in New Hampshire and has served as a representative member of the New England Advisory Board for the Federal Reserve Bank of Boston. Mr. Alosa is an honors graduate of the Stanford Graduate School’s Executive Management Program.
We believe Mr. Alosa’s qualifications to serve on our board of directors include his leadership and experience in the transportation industry, his working with law enforcement agencies in the Northeast and his significant business and investment experience in general.

Russell D. Chaney
Age: 54 Director Since: April 2008

Mr. Chaney leads our business development and strategic alliance activities. Mr. Chaney previously served as our Chairman of the Board from April 2008 to September 2015 and as our Chief Executive Officer from April 2008 through October 1, 2010. Mr. Chaney also served as our Chief Financial Officer for most of that period. Prior to joining us, Mr. Chaney served as co-founder and Chief Executive Officer of PostInk Technology, LP (“PostInk”), our predecessor, from March 2003 until April 2008. Prior to founding PostInk, Mr. Chaney worked with eBay, Inc. from March 2003 until March 2004, serving the eBay Motors and CARad.com divisions, as well as Dean of Education for the eBay Motors University. Before joining eBay, Mr. Chaney served as co-founder and Chief Executive Officer of CARad.com until its acquisition by eBay in March 2003. Mr. Chaney completed his law enforcement training with San Antonio College in 1989 and immediately began serving as a Deputy Constable in Comal County, Texas, where he continues to serve. Mr. Chaney holds an Associate's Degree in Criminal Justice from Southwest Texas State University.
We believe Mr. Chaney’s qualifications to serve on our board of directors include his past positions with us as our Chief Executive Officer and Chief Financial Officer, his status as a co-founder of our business and his extensive experience in law enforcement.
Robert L. Harris
Age: 41 Director Since: November 2012

Mr. Harris is the Chief Executive Officer of Mainland Bank, in the Houston, Texas area, a position he has held since 2007. Since 2012, he has also been a principal at 824 Highway 3 Investments, L.P., an investment fund that holds an investment in our company.
We believe Mr. Harris’ qualifications to serve on our board of directors include his knowledge of economic trends influencing the industries he services as Chief Executive Officer of Mainland Bank, and his management skills involving financial operations.
Joel Hochberg
Age: 80 Director Since: October 2009

Mr. Hochberg was originally elected to our board of directors as the designee of our Series B preferred stock. Previously, Mr. Hochberg was the President of Rare Limited, a prominent software company in the video game industry, which was sold to Microsoft in 2004. After the sale of this company, Mr. Hochberg served as a consultant to Microsoft’s X-Box division for three years. Additionally, Mr. Hochberg served as the Vice President of Centuri, Inc. (formerly Allied Leisure Industries), a former public company and manufacturer of coin operated amusement devices. In addition to serving as a consultant and advisor to various businesses, Mr. Hochberg has been self-employed since December 2006.
We believe Mr. Hochberg’s qualifications to serve on our board of directors include his experience in the software industry, his significant business and investment experience in general, and his leadership of the investor group that invested in our Series B preferred stock.

Luisa Ingargiola
Age: 48 Director Since: February 2016

Ms. Ingargiola has served as the Chief Financial Officer, Secretary and Director of MagneGas Corporation (NASDAQ: MNGA), a waste to energy company that converts liquid waste into a hydrogen based fuel, since May 2007. Between 1992 and 2007, Ms. Ingargiola served in a variety of capacities at MetLife Insurance Company. Her responsibilities included, but were not limited to, budget implementation, expense and variance analysis and financial reporting. In 1990, she joined Boston Capital Partners as an Investment Advisor in their Limited Partnership Division, where she worked with investors and partners to report investment results, file tax forms, and recommend investments. Ms. Ingargiola graduated in 1989 from Boston University with a Bachelor’s Degree in Business Administration and a concentration in Finance. She earned her Master’s Degree from the University of South Florida in 1996.
We believe Ms. Ingargiola’s qualifications to serve on our board of directors include her financial management and reporting experience.
J. Shane Rapp
Age: 40 Director Since: April 2008

Mr. Rapp has served as our President since April 2008. Prior to joining us, Mr. Rapp served as co-founder and President of PostInk from March 2003 until April 2008. Prior to joining PostInk, Mr. Rapp served as co-founder and President of CARad.com from January 2000 until March 2003, where he managed CARad.com's Texas office and its employees. After CARad.com was acquired by eBay, Inc. in March 2003, Mr. Rapp served eBay's Automobile Dealers and Software Developers as an instrumental liaison. Mr. Rapp graduated from the San Antonio Police Academy in 1997. He then began serving as a Deputy Constable for Comal County, Texas. Mr. Rapp furthered his law enforcement education by obtaining a Texas Communications Officers Certification and a Texas Communications Officers Supervisors Certification. In 2004, Mr. Rapp was elected to the position of Constable for Precinct #4 in Comal County, Texas. Mr. Rapp continues to serve in that position.
We believe Mr. Rapp’s qualifications to serve on our board of directors include his position as our President, his status as a co-founder of our business and his extensive experience in law enforcement.

Brian K. Tuskan
Age: 50 Director Since: June 2015

Since 2001, Mr. Tuskan has served as the Senior Director of Security at Microsoft Corporation and has nearly three decades of experience in law enforcement and in the private sector. Prior to that, Mr. Tuskan served more than 12 years in law enforcement with the City of Redmond Police Department (Washington) and the Honolulu Police Department (Hawaii). He is also a subject matter expert in physical security technologies and security investigations, including major crimes, threat management/workplace violence mitigation, asset protection, fraud and theft. During his distinguished law enforcement career, he served as a patrol officer, ATV specialized unit, SWAT tactical team member, criminal intelligence, undercover narcotics detective, major crimes detective and officer-in-charge. Mr. Tuskan holds a Criminal Justice degree from Wayland Baptist University, a Leadership Certificate from Georgetown University and is a graduate of the University of Washington (Foster School of Business) Executive Development Program. He serves on numerous councils and advisory boards including the Microsoft Worldwide Public Safety and Justice Advisory Council, the Security Strategy Group Advisory Board and the ASIS Leadership & Management Practices Council. Mr. Tuskan filed a petition for personal bankruptcy under Chapter 13 of the federal bankruptcy laws in May 2007, which was subsequently discharged in August 2012.
We believe Mr. Tuskan’s qualifications to serve on our board of directors include his extensive experience in law enforcement and security.
Ronald A. Woessner
Age: 59 Director Since: June 2011

Mr. Woessner was elected our Chief Executive Officer, effective October 1, 2010. Mr. Woessner has worked in a senior executive or legal capacity at publicly-held, start-up and emerging technology companies for more than twenty years. Prior to his appointment as our Chief Executive Officer in August 2010, Mr. Woessner worked with us in a consulting capacity. From 1998 until 2009, he served as Senior Vice President and General Counsel for Zix Corporation (NASDAQ: ZIXI), a subscription-based, encrypted email SaaS services provider that enables healthcare and financial institutions to comply with HIPAA and GLBA. Prior to that, he served as Vice President and General Counsel for Amtech Corporation (the predecessor-in-interest to Zix Corporation), a provider of RFID solutions for railroad car tracking and electronic toll collection installations, including the TOLLTAG system used throughout Texas, Oklahoma and other states, and the EZ-PASS system used in the New York, New Jersey and Pennsylvania areas. He was previously a corporate and securities attorney with the former Dallas-based law firm of Johnson & Swanson, P.C., where he specialized in public and private equity and debt financings, mergers and acquisitions, and leveraged buy-outs. Mr. Woessner is a magna cum laude graduate of the University of Minnesota law school and a summa cum laude graduate of Texas A&M University. He also holds a compliance and ethics professional certification from the Society of Corporate Compliance and Ethics and a director’s certification from the National Association of Corporate Directors (NACD). Mr. Woessner is also a certified Toastmaster.
We believe Mr. Woessner’s qualifications to serve on our board of directors include his position as our Chief Executive Officer and his extensive experience in management of emerging technology companies and SaaS service providers.

CORPORATE GOVERNANCE
Our board of directors has an audit committee, a compensation committee and a nominating and governance committee. These committees were established in September 2015. We describe the function, composition, and number of meetings of each of these committees held during fiscal year 2015 below.
Director Independence
Our board of directors has affirmatively determined that directors Alosa, Harris, Hochberg, Ingargiola and Tuskan each are independent and have no material relationship with us as required by the independence standards of The NASDAQ Stock Market, which we refer to as NASDAQ.
Board Leadership Structure
The positions of our Chairman of the Board and Chief Executive Officer are separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead our board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as Chairman, particularly as our board of directors’ oversight responsibilities continue to grow. Our board recognizes the importance of having an independent director serve as Chairman, which is why Mr. Alosa was recently appointed as our first independent Chairman. Our board of directors also believes that this structure ensures a greater role for non-management directors in the oversight of our company and active participation of non-management directors in setting agendas and establishing priorities and procedures for the work of our board of directors.
Although our amended and restated by-laws do not require that we separate the Chairman of the Board and Chief Executive Officer positions, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time. Our board recognizes that depending on the circumstances, other leadership models, such as combining the role of Chairman of the Board with the role of Chief Executive Officer, might be appropriate. Accordingly, our board may periodically review its leadership structure. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure.
Committees and Meetings of the Board; Meeting Attendance
The duties and responsibilities of the audit committee, compensation committee and nominating and governance committee are set forth in their respective charters. The current charter of each board committee is available on our website at http://ir.copsync.com/governance-docs. The information contained on our website is not a part of this proxy statement.
The following table lists the committees of our board of directors, the chairpersons of each committee, the directors who currently serve on them and the number of committee meetings held in fiscal year 2015.
Committee Name	Number of Meetings Held	Committee Members
Audit	0	Mr. Harris Ms. Ingargiola (1)	Mr. Hochberg Mr. Tuskan
Compensation	1	Mr. Alosa Ms. Ingargiola	Ms. Harris Mr. Tuskan (1)
Nominating and Governance	0	Mr. Alosa Mr. Hochberg (1)	Mr. Harris Mr. Tuskan

(1) Chairman

During fiscal year 2015, our board of directors held a total of five meetings. Each director attended at least 75% of the meetings of our board of directors held in fiscal year 2015, except for Ms. Ingargiola who was not a director at any time during fiscal year 2015.
Our policy requires each director to attend our annual meeting of stockholders or provide the Chairman of the Board with advance notice of the reason for not attending. We did not hold an annual meeting of stockholders in fiscal year 2015.
The non-management directors meet without members of management present during regularly scheduled executive sessions and at such other times as they deem necessary or appropriate. The Chairman of our Board presides over these executive sessions.
Audit Committee
We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act.
Our board of directors has determined that each member of the audit committee meets the requirements for financial literacy and is independent under the applicable rules and regulations of the Securities and Exchange Commission and NASDAQ. Our board of directors has also determined that Mr. Harris and Ms. Ingargiola each qualify as an “audit committee financial expert” as defined under the applicable rules of the Securities and Exchange Commission and has the requisite financial sophistication as defined under the applicable rules and regulations of NASDAQ.
The audit committee’s responsibilities include:
•
Overseeing management’s establishment and maintenance of processes to provide for the reliability and integrity of our accounting policies, financial statements, and financial reporting and disclosure practices Company;

•
Overseeing management’s establishment and maintenance of processes to provide for an adequate system of internal control over financial reporting and assisting with the oversight by the board of directors and the nominating and governance committee of our compliance with applicable laws and regulations;

•	Overseeing management’s establishment and maintenance of processes to provide for compliance with our financial policies;
•	Overseeing the independence of the independent registered public accounting firm and the qualifications and effectiveness of the independent registered public accounting firm;
•	Appointing, retaining, and reviewing the performance of the independent registered public accounting firm;
•	Preparing the report of the Audit Committee for inclusion in our annual proxy statement in accordance with applicable rules and regulations; and
•	Evaluating the committee’s performance annually.
Compensation Committee
Our board of directors has determined that each member of the compensation committee is independent under the applicable rules and regulations of the Securities and Exchange Commission and NASDAQ for compensation committee members.

The compensation committee’s responsibilities include:
•
Making recommendations to the board with respect to the structure of overall incentive compensation and equity-based plans applicable to executive officers or other employees and administering such plans;

•
Selecting and retaining outside consultants to review and recommend appropriate types and levels of executive compensation, with the sole authority to approve consultant fees and other retention terms, and terminating such consultants as necessary;

•	Preparing the report of the compensation committee for inclusion in our proxy statement in accordance with applicable rules and regulations, if required; and
•	Evaluating the committee’s performance annually.
Nominating and Governance Committee
Our board of directors has determined that each member of the nominating and governance committee is independent under the applicable rules and regulations of the Securities and Exchange Commission and NASDAQ.
The nominating and governance committee’s responsibilities include:
•	Monitoring compliance with our Code of Business Conduct and Ethics and all applicable laws and regulations;
•	Notifying the audit committee of any matters regarding accounting, internal control, or audit matters that the committee discovers while monitoring compliance efforts; and
•
Identifying qualified candidates to serve on the board, including candidates recommended by stockholders, and reviewing board candidate qualifications, selection criteria, and any potential conflicts of interest with our company.

When identifying director nominees, the nominating and governance committee solicits suggestions from incumbent directors, management and stockholders. In identifying and evaluating nominees, the committee seeks candidates possessing the highest standards of personal and professional ethics and integrity; practical wisdom, independent thinking, maturity and the ability to exercise sound business judgment; skills, experience and demonstrated abilities that help meet the current needs of our board of directors; and a firm commitment to the interests of our stockholders. Although the nominating and governance committee does not maintain a specific written diversity policy, it recognizes the value of diversity and seeks diverse candidates when possible and appropriate and considers diversity in its review of candidates. The committee believes that diversity includes not only gender and ethnicity, but the various perspectives that come from having differing geographic and cultural backgrounds, viewpoints and life experiences.
In addition, the nominating and governance committee takes into consideration such other factors as it deems appropriate. These factors may include knowledge of our industry and markets, experience with businesses and other organizations of comparable size, the interplay of the nominee’s experience with the experience of other members of our board of directors, and the extent to which the candidate would be a desirable addition to our board of directors and any of its committees. The committee may consider, among other factors, experience or expertise in our industry, science and technology, competitive positioning, corporate governance, risk management, finance or economics, and public affairs.

Stockholders entitled to vote in the election of directors at any annual meeting may recommend candidates for consideration by the nominating and governance committee as potential nominees by submitting written recommendations to the attention of our Corporate Secretary at the following address: COPsync, Inc., 16415 Addison Road, Suite 300, Addison, Texas 75001. Stockholder recommendations must contain: (1) each candidate’s name, age, business and residence address; (2) the candidate’s principal occupation or employment; and (3) a description of the candidate’s qualifications to be a director. In addition, any stockholder submitting a recommendation must provide his or her own name and address as they appear on our books and records, as well as the class and number of our shares owned of record and the dates he or she acquired such shares. The nominating and governance committee will evaluate director candidates proposed by stockholders using the same criteria, and in the same manner, as described above for other potential nominees.
Corporate Governance Guidelines
Our corporate governance guidelines are designed to help ensure effective corporate governance. Our corporate governance guidelines cover topics including, but not limited to, board composition, selection, tenure and retirement of board members, board leadership and compensation, director and management responsibilities, and communications with stockholders.
Our corporate governance guidelines are reviewed by the nominating and governance committee of our board and revised when appropriate. The full text of our corporate governance guidelines are available on our website at http://ir.copsync.com/governance-docs.
The Board of Director’s Role in Risk Oversight
Our board of directors believes that risk management is an important part of establishing, updating and executing on our business strategy. Our board of directors has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, and the financial condition and performance. Our board of directors focuses its oversight on the most significant risks facing us and on our processes to identify, prioritize, assess, manage and mitigate those risks. Our board of directors receives regular reports from members of senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.
Communications from Stockholders and other Interested Parties
Stockholders and other interested parties may make their concerns known confidentially to the board of directors or the independent directors by sending an email to invest@copsync.com. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a communication that we determine to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about our company.

EXECUTIVE OFFICERS
We are served by the following executive officers, each of whom was appointed by our Board of Directors:
Ronald A. Woessner, age 59, became our Chief Executive Officer and Corporate Secretary in October 2010. Further information about Mr. Woessner is set forth under “Proposal One: Election of Directors.”
J. Shane Rapp, age 40, became our President in April 2008. Further information about Mr. Rapp is set forth under “Proposal One: Election of Directors.”
Barry W. Wilson, age 67, became our Chief Financial Officer in November 2010. Mr. Wilson has worked for more than 23 years in a variety of accounting and financial capacities at publicly-held, start-up and emerging, technology companies. From May 2001 to August 2009, he served in various capacities for Zix Corporation (NASDAQ: ZIXI), most recently as Vice President of Accounting and Finance from November 2008 to August 2009 and Chief Financial Officer and Treasurer from November 2006 to October 2008. He also served in various financial capacities with its predecessor-in-interest, Amtech Corporation. Mr. Wilson is a licensed certified public accountant with a degree in accounting from Point Park University, Pittsburgh, PA.

EXECUTIVE COMPENSATION
As a smaller reporting company under the Exchange Act, we are providing the following executive and director compensation information in accordance with the scaled disclosure requirements of Regulation S-K.
Named Executive Officers
This proxy statement contains information about the compensation paid to our named executive officers during fiscal year 2015. For fiscal year 2015, in accordance with the executive compensation disclosure rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our named executive officers:
•	Ronald A. Woessner, our Chief Executive Officer
•	Barry W. Wilson, our Chief Financial Officer
•	Russell D. Chaney, our former Chairman of the Board
•	J. Shane Rapp, our President
Compensation Overview
Role of the Compensation Committee
The compensation committee is responsible for designing and implementing compensation programs that further the intent and purpose of our fundamental compensation philosophy, principles and objectives. The compensation committee is responsible for setting appropriate compensation levels for our named executive officers, and determining base salary, as well as cash and equity-based incentive awards for each of our named executive officers. We have included additional information about the compensation committee under the heading “Corporate Governance.”
Role of Named Executive Officers in Compensation Decisions
Within the framework of the executive compensation programs approved by the compensation committee and based on management’s review of market competitive positions, our Chief Executive Officer reviews the performance of our other named executive officers and presents such performance information to the compensation committee. In addition, our Chief Executive Officer makes recommendations to the compensation committee with respect to the salary, cash incentive and equity-based incentive compensation paid to our other named executive officers. The compensation committee considers such performance information in determining each element of compensation for the other named executive officers. The compensation committee may use its discretion to determine whether to accept, reject or modify any adjustments to awards that may be recommended by our Chief Executive Officer. The compensation committee also reviews the performance of our Chief Executive Officer. Our Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.
We are in the process of developing an executive compensation incentive program. We currently pay each of our named executive officers a base salary, which in the case of Messrs. Chaney and Rapp, is determined by their employment agreements with us. We currently pay cash bonuses and grant equity awards at the discretion of the compensation committee. Our compensation committee, which was established in September 2015, is currently evaluating our executive compensation program.

2015 Summary Compensation Table
The following table shows certain information about the compensation paid to our named executive officers for services rendered to us in all capacities during fiscal years 2015 and 2014.
		Salary	Bonus (1)	Option Award (2)	Total
Name and Principal Position	Year	($)	($)	($)	($)
Ronald A. Woessner	2015	$180,000	$250,000	$83,453	$513,453
Chief Executive Officer	2014	180,000	-	-	180,000
Barry W. Wilson	2015	144,000	50,000	-	194,000
Chief Financial Officer	2014	144,000	-	-	144,000
Russell D. Chaney	2015	120,000	40,000	-	160,000
Former Chairman of the Board	2014	120,000	-	-	120,000
J. Shane Rapp	2015	91,000	40,000	-	131,000
President	2014	91,000	-	-	91,000

(1)	See “2015 Bonuses” below under “Discussion of the Summary Compensation Table” for a description of cash bonuses paid during 2015.
(2)	We granted Mr. Woessner an option in 2010 to purchase 40,000 shares of our common stock under our 2009 Long-Term Incentive Plan on December 29, 2016. The terms of the award are described in footnote 2 to the “Outstanding Equity Awards at 2015 Fiscal Year-End” table. Valuation assumptions used to determine the grant date fair value as required by FASB 718 are as follows: exercise price of $2.19; risk-free interest rate of 2.32 percent; volatility rate of 122.25; and expected life of ten years.
Discussion of the Summary Compensation Table
2015 Bonuses
On December 29, 2015, our compensation committee approved the payment of a discretionary cash bonus to each of our named executive officers in the following amounts: Mr. Woessner - $250,000; Mr. Wilson - $50,000; Mr. Chaney - $40,000; and Mr. Rapp - $40,000.  These cash bonuses were paid in January 2016, except for the bonus to Mr. Woessner, which was or will be paid in 2016 as follows: $150,000 in January, $50,000 in April and $50,000 in July. The compensation committee awarded these cash bonuses to acknowledge that our executive officers had not received an adjustment to their base salaries for several years and to reward their achievement of our successful uplisting to The NASDAQ Stock Market (“NASDAQ”).
2016 Base Salary Changes
On December 29, 2015, the compensation committee approved the following base salary increases for each of our named executive officers, except for Mr. Chaney, effective January 1, 2016:
•	the base salary Mr. Woessner, our Chief Executive Officer, increased by $70,000 to $250,000;
•	the base salary of Mr. Wilson, our Chief Financial Officer, increased by $31,000 to $175,000; and
•	the base salary of Mr. Rapp, our President, increased by $29,000 to $120,000.

401(k) Plan
We offer a tax qualified defined contribution 401(k) Profit Sharing Plan that covers all full time employees. Our employees are eligible to participate in the plan upon their initial employment. We made no matching contributions to participants in fiscal year 2015 or 2014. Expenses relating to the 401(k) plan were approximately $1,634 for fiscal year 2015 and $1,308 for the fiscal year 2014. We have no other plans that provide for the payment of retirement benefits or benefits that will be paid primarily after retirement.
Employment Contracts, Termination of Employment and Change in Control
In April 2008, when we completed the transaction with PostInk, whereby PostInk became our wholly-owned subsidiary, we assumed the obligations of PostInk under existing employment agreements with Russell D. Chaney, our former Chairman, and J. Shane Rapp, our President. In April 2009, we entered into amended and restated employment agreements with Mr. Chaney and Mr. Rapp, described below, primarily to clarify that Mr. Chaney and Mr. Rapp will continue as employees of COPsync, and not PostInk, and to clarify certain other terms of the employment agreements. Pursuant to the amended and restated employment agreements, Mr. Chaney and Mr. Rapp agreed to forgo grants of nonqualified options and shares of restricted stock described in the original employment agreements with PostInk.
Under an employment agreement dated April 29, 2009, we agreed to employ Mr. Chaney as our Chief Executive Officer (currently Mr. Woessner) at a base salary of not less than $160,000, which may not be reduced without Mr. Chaney’s consent. Mr. Chaney has voluntarily agreed to accept a reduced salary of $120,000 since 2009, to accept alternative roles with us, and to forego 401(k) matching and life insurance coverage, until we become profitable or we raise sufficient funding to sustain our operations. Mr. Chaney is also eligible for discretionary bonuses and other incentives, including stock incentives, as determined by our board of directors. Under the agreement, we must provide Mr. Chaney with a term life insurance policy in the amount of $350,000, payable to beneficiaries designated by Mr. Chaney, and match his contributions to our 401(k) plan at 100%. The employment agreement has an initial term through December 31, 2015, with successive one-year renewal terms unless either party gives 30 days’ prior notice to the contrary. Neither party gave such notice, and the employment agreement renewed through December 31, 2016. If we terminate Mr. Chaney’s employment for any reason other than for “cause” or Mr. Chaney terminates his employment for “good reason,” as such terms are defined in the employment agreement, prior to the end of the initial term or any renewal term, Mr. Chaney is entitled to a lump sum payment equal to the lesser of 200% of the remaining base salary for the initial term or renewal term, as the case may be, or $1,500,000. In the event we experience a change in control, Mr. Chaney may terminate his employment agreement for “good reason.” Additionally, Mr. Chaney has agreed to return all confidential information to us upon termination of employment, and to not solicit our customers or employees or compete with us for two years after the termination of his employment.
Under an employment agreement dated April 29, 2009, we agreed to employ Mr. Rapp as our President at a base salary of not less than $115,000 through April 1, 2010, at which point Mr. Rapp’s base salary increased to not less than $130,000, which may not be reduced without Mr. Rapp’s consent. Mr. Rapp has voluntarily agreed to accept a reduced salary of $91,000 since 2009, and to forego 401(k) matching and life insurance coverage until we become profitable or we raise sufficient funding to sustain our operations. Mr. Rapp is also eligible for discretionary bonuses and other incentives, including stock incentives, as determined by our board of directors. Under the agreement, we must provide Mr. Rapp with a term life insurance policy in the amount of $350,000, payable to beneficiaries designated by Mr. Rapp, and match his contributions to our 401(k) plan at 100%. The employment agreement has an initial term through December 31, 2015, with successive one-year renewal terms unless either party gives 30 days’ prior notice to the contrary. Neither party gave such notice, and the employment agreement renewed through December 31, 2016. If we terminate Mr. Rapp for any reason other than for “cause” or Mr. Rapp terminates his employment for “good reason,” as such terms are defined in the employment agreement, prior to the end of the initial term or any renewal term, Mr. Rapp is entitled to a lump sum payment equal to the lesser of 200% of the remaining base salary for the initial term or renewal term, as the case may be, or $1,500,000. In the event we experience a change in control Mr. Rapp may terminate his employment agreement for “good reason.” Additionally, Mr. Rapp has agreed to return all confidential information to us upon his termination, and to not solicit our customers or employees or compete with us for two years after the termination of his employment.

Under a stock restriction agreement dated as of August 27, 2010, we issued to Mr. Woessner 40,000 restricted shares of our common stock, which shares were conveyed to us by Mr. Chaney for the purpose of making the grant to Mr. Woessner. The restricted stock vested ratably in twelve quarterly installments, beginning December 1, 2010. All of the shares of restricted stock were fully vested at December 31, 2013.
Under a stock option agreement dated August 27, 2010, we granted Mr. Woessner options to purchase 40,000 shares of our common stock, with an exercise price of $4.50 per share, under our 2009 Long-Term Incentive Plan. These options vested quarterly during a three-year period and at a ratable amount, beginning on November 27, 2010. These options were fully vested at December 31, 2013.
Under a stock option agreement dated September 1, 2010, we granted Mr. Wilson options to purchase 25,000 shares of our common stock, with an exercise price of $4.00 per share, under our 2009 Long-Term Incentive Plan. These options vested quarterly during a three-year period and at a ratable amount, beginning on December 1, 2010. These options were fully vested at December 31, 2013.
Under a stock option agreement dated December 29, 2015, we granted Mr. Woessner options to purchase 40,000 shares of our common stock, with an exercise price of $2.19 per share, under our 2009 Long-Term Incentive Plan. These options vest 33% on the one-year anniversary of the grant date and the remainder vesting ratably over the next eight quarters.
We do not currently have an employment agreement with Messrs. Woessner and Wilson.
Outstanding Equity Awards at 2015 Fiscal Year-End
The following table sets forth the equity awards outstanding at December 31, 2015 for each of the named executive officers.
	Option awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Ronald A. Woessner	40,000	(1)	--		$4.50	7/27/2020
	---		40,000	(2)	$2.19	12/29/2025
Barry W. Wilson	25,000	(3)	--		$4.00	9/1/2020
Russell D. Chaney	3,000	(4)	--		$4.50	12/16/2019

(1)	Mr. Woessner received options to purchase 40,000 shares of our common stock in November 2010, vesting in 12 equal quarterly installments, beginning on November 27, 2010. These options are fully vested.
(2)	Mr. Woessner received options to purchase 40,000 shares of our common stock on December 29, 2015. The term of the stock options is ten years, with a three year vesting period, 33% vesting on the one-year anniversary of the grant date, and the remainder vesting ratably over the next eight quarters.
(3)	Mr. Wilson received options to purchase 25,000 shares of our common stock, vesting in 12 equal quarterly installments, beginning on December 1, 2010. These options are fully vested.
(4)	Mr. Chaney’s spouse, an employee, received options to purchase 3,000 shares of our common stock, vesting in sixty equal monthly installments, beginning January 16, 2010.

DIRECTOR COMPENSATION
Mr. Chaney, Mr. Rapp and Mr. Woessner do not receive any compensation for service on our board of directors.
Currently, our practice for compensating non-employee directors provides for an annual issuance of stock options to purchase shares of our common stock at a future date. The program consists of the grant of an option to purchase 1,000 shares of our common stock at the time of initial election to our board of directors, and, beginning in 2015, an annual grant of an option to purchase 1,200 shares of our common stock on the first business day of each year, assuming the director has served at least six months on our board of directors at the time of the option grant. If a director has not served as a director for six months at the time of the annual grant, then the director will not receive a grant for that year. Stock options vest over a three-year period, with 33% vesting on the one-year anniversary of the date of grant, and the remainder vesting ratably over the next eight quarters.
The table below shows the compensation paid to our non-employee directors for service during fiscal year 2015.
			Stock	Option
		Fees	Awards	Awards(5)	Total
Director's Name	Year	($)	($)	($)	($)
Joel Hochberg (1)	2015	--	--	$18,393	$18,393
Joseph R. Alosa, Sr. (2)	2015	--	--	$18,393	$18,393
Robert L. Harris (3)	2015	--	--	$18,393	$18,393
Brian K. Tuskan (4)	2015	--	--	$6,646	$6,646

(1)	Mr. Hochberg received options to purchase 1,200 shares of common stock at an exercise price of $21.00 per share on January 2, 2015. Mr. Hochberg also received options to purchase 500 shares of common stock at an exercise price of $5.00 per share on January 2, 2014, of which options to purchase 292 shares of common stock had vested at December 31, 2015.
(2)	Mr. Alosa received options to purchase 1,200 shares of common stock at an exercise price of $21.00 per share on January 2, 2015. Mr. Alosa also received options to purchase 500 shares of common stock at an exercise price of $5.00 per share on January 2, 2014, of which options to purchase 292 shares of common stock had vested at December 31, 2015.
(3)	Mr. Harris received options to purchase 1,200 shares of common stock at an exercise price of $21.00 per share on January 2, 2015. Mr. Harris also received options to purchase 500 shares of common stock at an exercise price of $5.00 per share on January 2, 2014, of which options to purchase 292 shares of common stock had vested at December 31, 2015.
(4)	Mr. Tuskan received options to purchase 1,000 shares of common stock at an exercise price of $9.50 per share on June 2, 2015.
(5)	The term of each stock option is ten years, with a three year vesting period, 33% vesting on the one-year anniversary of the grant date, and the remainder vesting ratably over the next eight quarters. The input assumptions used to calculate the value of each stock option grant consists of: closing stock price on the grant date, the exercise price, an applicable risk free inherent rate and a stock price volatility factor.

PROPOSAL TWO:
ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are providing our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in Executive Compensation, the accompanying compensation tables and related narrative discussion contained in this proxy statement.
We encourage stockholders to carefully review the Executive Compensation section of this proxy statement for additional details on our executive compensation programs during fiscal year 2015. You should also carefully review the tables, together with the related narrative disclosure and footnotes.
We are asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
As an advisory vote, this proposal is not binding upon our board of directors or our compensation committee. However, our board and the compensation committee value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.
Board Recommendation
Our board of directors unanimously recommends that stockholders vote FOR the following advisory resolution:
“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the section entitled Executive Compensation set forth in this proxy statement, is hereby approved.”

PROPOSAL THREE:
ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON EXECUTIVE
 COMPENSATION
We are providing our stockholders the opportunity to vote on the frequency of the advisory vote on executive compensation, such as we have included in Proposal Two, should occur. By voting on this Proposal Three, you may indicate whether you would prefer that we hold future advisory votes on executive compensation once every one, two or three years.
After careful consideration, the board of directors recommends that future advisory votes on executive compensation occur every year. We believe that an annual advisory vote on executive compensation will allow our stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices. We believe that an annual vote is therefore consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation.
We are providing you with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, you are not voting to approve or disapprove the board’s recommendation. You may cast your vote on you preferred voting frequency by choosing the option of one year, two years or three years or abstaining from voting when you vote in response to the resolution set forth below.
“RESOLVED, that the option of one year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which we are to hold a stockholder vote to approve the compensation of our named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.”
This vote is advisory and not binding on us, but the board of directors will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The board of directors may decide that it is in the best interests of our stockholders and the company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.
Board Recommendation
Our board of directors unanimously recommends that stockholders vote for “ONE YEAR” frequency for future stockholder advisory votes on executive compensation.

PROPOSAL FOUR:
  REPRICE OUTSTANDING STOCK OPTIONS GRANTED UNDER THE 2009 LONG-TERM INCENTIVE PLAN

We are seeking stockholder approval of a one-time repricing of our outstanding stock options granted prior to December 1, 2015 held by our officers, directors and employees (a total of 237,900 shares of stock) under the Plan.  The options under the proposal currently have exercise prices between $4.00 and $21.00.  On June 9, 2016, the fair market value of our common stock was $1.26 per share.  On May 23, 2016, the Board of Directors approved, subject to the approval of the stockholders, the repricing of our stock options granted prior to December 1, 2015 that are outstanding on the date of the Annual Meeting to the greater of (i) the closing price of one share of the Company’s common stock on the date of the Annual Meeting or (ii) $2.22. There would be no other changes to our outstanding options under the Plan.  Our Board of Directors has determined that it would be in the best interest of the Company to authorize the repricing of these stock options.
Therefore, our board of directors recommends a vote FOR the Repricing.
Repricing
Our Board of Directors has determined that adverse changes in the market price of the Company’s common stock primarily caused by our November 2015 public offering that was required to complete our uplist to the NASDAQ and their effect on outstanding present and future awards (including new awards and continuing awards) from time to time could materially interfere with the Company’s efforts to attract and retain talented directors, executives, and employees and to encourage an increasing alignment of their interests with those of the Company’s stockholders and their stake in the long-term performance and success of the Company. When the market price for the Company’s common stock is significantly below the applicable exercise price of an option (often referred to as “underwater” or “out of the money”), for example, the Board believes that the option holder is not likely to exercise that option and will not have the desired incentive that the option was intended to provide.
Specifics of the Proposal
Under the proposal, within thirty (30) days after stockholder approval, our Board of Directors and the Compensation Committee would take action to reprice all of our stock options outstanding under the Plan.  The options would be repriced according to the fair market value of our stock on the date of the Annual Meeting, and would be repriced to the greater of (i) the closing price of one share of the Company’s common stock on the date of the Annual Meeting or (ii) $2.22.
Alternatives Considered
We considered several alternatives in arriving at our proposal.
•
We could do nothing.  Given the decreasing unemployment rates across the nation, we risk losing our employees to better opportunities at this time.  We are concerned that if we do not improve our employees’ long-term prospects, we will undermine their allegiance and long-term commitment to the Company.  We will also forgo an opportunity to better align our employees’ interests with the interests of our stockholders.

•
We could issue additional options.  However, this would result in increasing our overhang of outstanding options, and we believe that adjusting already outstanding options would better serve the interests of our stockholders.

•
We considered an exchange of options of less than one for one as a means of offsetting the increase in value resulting from repricing options.  Any exchange proposal would have required compliance with tender offer rules and resulted in added costs, complexities and burdens on our already strained resources.

Optionholders
Eighteen percent of our employees hold stock options that would benefit under the Repricing.  Holdings of our named executive officers, or directors, our executive officers as a group and our other employees as a group are scheduled below as of June 3, 2016.
	Name and Principal Position or Group
Outstanding Options to be Repriced	Ronald A. Woessner, Chief Executive Officer and Secretary	Barry Wilson, Chief Financial Officer	Russell D. Chaney, Director	All executive officers as a group (3 persons)	All outside directors as a group (5 persons)	All other employees as a group (9 persons)
$4.50 Exercise Price, Expire Dec. 2019			3,000	3,000		3,000
$5.00 Exercise Price, Expire Dec. 2020	40,000			40,000
$4.00 Exercise Price, Expire Dec. 2020		25,000		25,000
$4.00 Exercise Price, Expire Sep. 2020						25,000
$5.00 Exercise Price, Expire Feb. 2021						8,000
$5.00 Exercise Price, Expire Jun. 2021						500
$5.00 Exercise Price, Expire Sep. 2021					2,500
$5.00 Exercise Price, Expire Jan. 2022					1,000	15,000
$5.00 Exercise Price, Expire Nov. 2022					1,000	16,000
$4.50 Exercise Price, Expire Nov. 2022						2,000
$5.00 Exercise Price, Expire Jan. 2023					1,000
$5.00 Exercise Price, Expire Jul. 2023						6,000
$5.00 Exercise Price, Expire Jan. 2024					1,500
$5.00 Exercise Price, Expire Apr. 2024						20,000
$19.50 Exercise Price, Expire Apr. 2024						13,000
$21.00 Exercise Price, Expire Jan. 2025					3,600
$18.00 Exercise Price, Expire Mar. 2025						4,000
$9.50 Exercise Price, Expire Jun. 2025					1,000
Total	40,000	25,000	3,000	68,000	11,600	112,500

Accounting Value
We account for share-based compensation in accordance with the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718, which requires the measurement and recognition of all share-based compensation under the fair value method.  We will use the Black-Scholes option valuation model to determine the fair value of repricing the options under the proposal by determining and comparing the fair value of the options as repriced with the fair value of the options immediately before the repricing.  The fair value for repricing the options for options vesting through the third quarter 2016 will be recognized in third quarter 2016.  The remaining fair value will be recognized ratably as the remaining repriced options vest.  We estimate that we would recognize as additional share-based compensation resulting from the Repricing approximately $30,000 in third quarter 2016 and less than $1,000 per quarter thereafter until all repriced options are fully vested.

PROPOSAL FIVE:
AMENDMENT TO THE 2009 LONG-TERM INCENTIVE PLAN
Background
Our stockholders previously approved the Plan in 2009.  The Plan provides us with the ability to grant share-based incentive awards to employees, officers and directors.  As of June 22, 2016, there were 400,000 shares of our Common Stock authorized for issuance under the Plan and only 162,100 shares remain available for future grants.  Our Board of Directors recommends our stockholders approve the following amendment to the Plan, which will:
i.   Increase the number of authorized shares available for issuance under the Plan to 1.8 million shares, an increase of 1.4 million shares;
ii.  Increase the number of shares that may be granted as stock options to any one individual to 900,000, an increase of 860,000 shares; and
iii. Increase the number of automatic stock option grants issued to outside Board members upon their initial election or appointment to the Board to 20,000 shares and annually thereafter to 10,000 shares, provided the Board member has served on the Board at least six months.
Our Board of Directors approved the amendment described above on May 23, 2016, subject to stockholder approval at the Annual Meeting.
Increase number of authorized shares
We believe that increasing the number of shares issuable under the Plan is necessary to allow the Company to continue to utilize stock options to attract and retain the services of key individuals essential to the Company’s long-term growth and financial success.
Summary of the Plan
The following is a summary of certain provisions of the Plan as proposed to be amended. This summary is qualified in its entirety by reference to the Plan itself, which was adopted in 2009, and by the amendments to the Plan which were adopted in 2015, which are available at www.sec.gov, as well as by the proposed Amendment to the Plan, which is attached as Appendix A.
Administration – Our Compensation Committee shall administer the Plan.
Eligibility - Any employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of the Company or any Subsidiary may be eligible to receive Incentive Stock Options. Actual award determinations, including the terms and conditions of any awards and the interpretation of the Plan will be made and approved by the Committee.
Types of Awards - Awards under the Plan may be in the form of an Incentive Stock Option, Nonqualified Stock Option or Restricted Stock.
Available Shares - 1,800,000 shares of Common Stock are available for the grant of awards under the Plan.  Shares underlying awards that are forfeited, expire, are canceled, are used to pay the Option Price of a Stock Option or are used to satisfy tax withholding obligations are again available for awards under the Plan.
Individual Limit on Grants of Options - Subject to adjustment in connection with changes in capitalization, no Participant may be granted options for more than 900,000 shares of Common Stock in the aggregate during the term of the Plan. Options that expire, lapse, or are cancelled or forfeited nonetheless continue to count against the 900,000 share limit.

Capital Adjustments - In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) that thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the Option Price of each outstanding Award, and (iv) the amount, if any, the Company pays for forfeited shares of Common Stock; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number.  In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award.  Notwithstanding the foregoing, no such adjustment or cash payment may be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate applicable laws. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.
Grant of Awards - The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award.  Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan must be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval.  Any such Award granted prior to such stockholder approval will be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.  No portion of any Incentive may be exercised after the expiration of ten (10) years following its Date of Grant.  An outside Board member shall generally be awarded a 20,000 share automatic option grant upon his or her initial election or appointment, in addition to an annual 10,000 share option on the first business day of each year, provided he or she has served on the Board at least six months.
Option Price - The Option Price for any share of Common Stock that may be purchased under a Nonqualified Stock Option may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock that may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price must be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.
Maximum ISO Grants - The Committee may not grant Incentive Stock Options under the Plan to any Employee that would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000.  To the extent any Stock Option granted under this Plan that is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option.  In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

Restricted Stock - If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, that the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan and to the extent a Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The provisions of Restricted Stock need not be the same with respect to each Participant.
Payment of Option Price -  On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways:  (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (c) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option, or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.  In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option with an Option Price equal to the value of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.
Certain U.S. Federal Income Tax Consequences – The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the Plan and the disposition of shares acquired pursuant to exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular Participant may differ from those described herein by reason of, among other things, the particular circumstances of such Participant.
a) Incentive Stock Options - The Code requires that, for treatment of a Stock Option as an Incentive Stock Option, shares acquired through exercise of an Incentive Stock Option cannot be disposed of before the later of (1) two years from grant or (2) one year from exercise. Holders of Incentive Stock Options will generally incur no federal income tax liability at the time of grant or exercise. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the above-mentioned holding periods, the difference between the Option Price and the amount realized upon disposition of the shares will be long-term capital gain or loss. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option. If the holder of shares acquired through exercise of an Incentive Stock Option disposes of those shares within the holding periods, the Participant will generally realize taxable compensation at the time of such disposition equal to the difference between the Option Price and the lesser of the fair market value of the share on the exercise date or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections. Finally, if an Incentive Stock Option becomes first exercisable in any year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the Incentive Stock Option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

b) Non-Qualified Stock Options - No income will be realized by a Participant upon grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the Participant will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the underlying exercised shares over the Option Price paid at the time of exercise, and the Participant’s tax basis will equal the sum of the compensation income recognized and the Option Price. We will be able to deduct the amount of the Participant’s compensation income for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G or 162(m) of the Code for compensation paid to certain executives designated in those sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
c) Restricted Stock - A Participant will not be subject to tax upon the grant of an award of restricted stock unless the Participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the Participant will recognize compensation income equal to the difference between the fair market value of the shares on that date over the amount the Participant paid for such shares, if any, unless the Participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the Participant made an election under Section 83(b), the Participant will recognize compensation income at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the Participant paid for such shares, if any. We will be able to deduct, at the same time as it is recognized by the Participant, the amount of compensation income to the Participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G or 162(m) of the Code for compensation paid to certain executives designated in those sections.

New Plan Benefits
With respect to employees and executive officers, the benefits to be received by Participants and the number of shares to be granted under the Plan in the future cannot be determined at this time.  The amount and form of grants to be made to such employees and executive officers is to be determined at the discretion of the Compensation Committee, and may vary from year to year and from Participant to Participant.
2009 Long-Term Incentive Plan
Name and Position	Dollar Value ($)		Number of Shares
Non-Executive Director Group	$50,400	[1]	40,000
1 Based on the closing price per share of $1.26 as of June 9, 2016.
Equity Compensation Plan Information
As of June 22, 2016, approximately 72 persons, including 67 Employees and 5 Outside Directors, are eligible to be considered for awards under the Plan.

Securities Authorized for Issuance Under Equity Compensation Plans as of June 22, 2016
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	237,900	$5.48	162,100
Total	237,900	$5.48	162,100

Stock Price
The closing price of a share of our Common Stock as reported by the Nasdaq Capital Market on June 9, 2016 was $1.26 per share.

PROPOSAL SIX:
APPROVAL OF 2016 COPSYNC, INC. EMPLOYEE STOCK PURCHASE PLAN
We are requesting that our stockholders approve the 2016 COPsync, Inc. Employee Stock Purchase Plan (the “ESPP”). The ESPP was adopted by our Board of Directors on May 23, 2016, subject to stockholder approval. The ESPP is intended to meet the requirements of an “employee stock purchase plan,” as defined in Section 423 of the Code. The purpose of the ESPP is to provide a method by which eligible employees of the Company may use voluntary, systematic payroll deductions to purchase shares of Company Common Stock and thereby acquire an interest in the future of the Company.
The Compensation Committee (the “Committee”) shall administer the ESPP and the Board may amend or terminate the ESPP subject to obtaining any required stockholder approval. The Board views the ESPP as a positive development for stockholders, as it more closely aligns the interests of our employees with the interests of our stockholders. The following is summary of the material features of the ESPP. This summary, however, does not purport to be a complete description of all the provisions of the ESPP and is qualified in its entirety by the copy of the ESPP which is attached as Appendix B.
Administration
The ESPP will be administered by the Committee. The Committee, has full authority to adopt administrative rules and procedures and to interpret the provisions of the ESPP. All costs and expenses incurred in plan administration are paid by the Company without charge to Participants.
Common shares subject to the Employee Stock Purchase Plan
942,000 shares of our Common Stock have been reserved for issuance under the ESPP over the term of the ESPP. The shares may be made available from authorized by unissued shares of our Common Stock or from shares of our Common Stock held in or acquired for the Company’s treasury account. Any shares issued under the ESPP will reduce, on a share-for-share basis, the number of shares available for subsequent issuance under the ESPP.
During any one calendar year, a Participant may not purchase more than $25,000 of our Common Stock pursuant to the ESPP, as measured using the fair market value of our shares on the first Trading Day of the Purchase Period, and a Participant will not be granted a purchase right if, immediately after the purchase right grant, the Participant would own or would be able to own 5% or more of the total voting power or value of all classes of our stock or of the stock of any of our subsidiaries. In addition, in each Purchase Period, any one Participant may not purchase more than the maximum number of shares of Common Stock established by the Committee for such Purchase Period.
In the event that any change is made to the outstanding shares of our Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase our Common Stock at a price substantially below fair market value, or other similar corporate event, appropriate adjustments will be made to (i) the number and kind of shares which may be purchased under the ESPP, (ii) the number and kind of shares which may be purchased by a Participant during a Purchase Period and (iii) the number and kind of shares subject to each outstanding purchase right and the purchase price payable per share under such outstanding purchase right.
Eligibility and participation
Generally, any employee of the Company or a Participating Subsidiary who is so employed at the beginning of a Purchase Period will be eligible to participate in the ESPP for as long as he or she remains an Eligible Employee. As required by Section 423 of the Code, Participants in the ESPP will generally all have the same rights and privileges. The ESPP allows the Company to exclude certain categories of employees from participation in accordance with Code Section 423. As of June 3, 2016, approximately 64 employees were eligible to participate in the ESPP.

Offering periods and purchase dates
Shares of our Common Stock will be offered under the ESPP through a series of Purchase Periods. Purchase Periods shall be of a duration designated by the Committee (not to exceed 27 months). The first Purchase Period will commence on the first Trading Day of a month (designated by the Committee) after the Plan is approved by the stockholders of the Company, and will end on the last Trading Day of the period designated by the Committee (not to exceed 27 months).  Unless the Committee provides otherwise, successive Purchase Periods will commence on the first Trading Day following the end of the preceding Purchase Period and will end on the last Trading Day of the period designated by the Committee (not to exceed 27 months) following the month in which the preceding Purchase Period ended.  An Eligible Employee on the first Trading Day of a Purchase Period may elect to participate in the Purchase Period by executing and delivering, during the enrollment period designated by the Committee, an enrollment form, on the terms and conditions specified in the Plan.
Each purchase right entitles the Participant to purchase the whole number of shares of Common Stock obtained by dividing the Participant's payroll deductions for each Purchase Period by the Purchase Price applicable to that Purchase Period.
Purchase price
The purchase price of the Common Stock acquired in each Purchase Period will be equal to 85%-100% (as established by the Committee for the Purchase Period) of the lower of (i) the Fair Market Value of our Common Stock on the first Trading Day of the Purchase Period or (ii) the Fair Market Value of our Common Stock on the last Trading Day of the Purchase Period.
Payroll deductions
Each Participant may authorize periodic payroll deductions in any multiple of 1% of his or her Compensation (i.e., base wages and salary, or such other items of compensation designated by the Committee) each Purchase Period (up to a maximum of 10%, or such other maximum percentage designated by the Committee, of Compensation each Purchase Period). A Participant may also change his/her rate of payroll deductions as permitted by the ESPP, with such change to be effective as of the time specified by the Committee. The accumulated deductions will automatically be applied on the last Trading Day of the Purchase Period to the purchase of whole shares of Common Stock at the Purchase Price in effect for that Purchase Period.
Termination of purchase rights
A Participant may stop contributions to the ESPP by submitting a revised enrollment form to the Company by the date established by the Committee prior to the last Trading Day for a Purchase Period, and his or her accumulated payroll deductions will be refunded as soon as administratively feasible. A Participant's purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the Participant may have made for the Purchase Period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of Common Stock.
Stockholder rights
No Participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the Participant’s behalf and he or she becomes the holder of such shares.
Assignability
No purchase rights will be assignable or transferable by the Participant.

Change in control
Unless otherwise determined by the Committee and as permitted by Section 423 of the Code, in the event the Company is liquidated, dissolved or experiences certain corporate transactions, all outstanding purchase rights will automatically be exercised prior to the effective date of such event (if such purchase rights are not being assumed or substituted by the acquirer).
Amendment and termination
Assuming the ESPP is approved by our stockholders, the ESPP will terminate upon the earlier of (i) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (ii) a date specified by our Board. No further stock purchases or grants of stock purchase rights will occur after the ESPP is terminated.
The Board may at any time amend, abandon, suspend or terminate the ESPP. However, the Board may not amend the ESPP in a manner that requires stockholder approval, without stockholder approval.
Securities Act Registration
We intend to register the shares of Common Stock purchasable under the ESPP with the Securities Exchange Commission pursuant to a Registration Statement on Form S-8 as soon as practicable, subject to the stockholders’ approval of the ESPP at the Annual Meeting.
Certain U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of participation in the ESPP and the disposition of shares acquired pursuant to the ESPP and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular Participant may differ from those described herein by reason of, among other things, the particular circumstances of such Participant.
The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under such an arrangement, no taxable income will be recognized by a Participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares of Common Stock acquired under the ESPP.
If a Participant sells or otherwise disposes of the purchased shares within two (2) years after the grant date of the purchase period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the Participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The Participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their disposition.
If a Participant sells or disposes of the purchased shares more than two (2) years after the grant date of the Purchase Period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the Participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the amount by which the fair market value of the shares at the grant date exceeded the price paid for such shares. Any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

New plan benefits
The benefits to be received by our employees as a result of the proposed approval of the ESPP are not determinable, since the amounts of future purchases by Participants are based on elective Participant contributions. No purchase rights have been granted, and no shares of Common Stock has been issued, with respect to the 942,000 share allocation for which stockholder approval is sought under this proposal.
Stock Price
The closing price of a share of our Common Stock as reported by the Nasdaq Capital Market on June 9, 2016 was $1.26 per share.
Board Recommendation
Our Board of Directors recommends a vote FOR the approval of the 2016 COPsync, Inc. Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table shows certain information as of June 3, 2016, about shares of our capital stock held by (1) each person known by us to beneficially own more than 5% of any class of our voting securities; (2) each of our directors; (3) each of our named executive officers; and (4) all of our directors and executive officers as a group. The amounts reported by such persons are based on 8,888,975 shares of our common stock and 100,000 shares of our Series A preferred stock outstanding, except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which would increase the number of shares owned by such person and the number of shares outstanding. Under the rules of the Securities and Exchange Commission, “beneficial ownership” is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by the exercise of options and warrants. Unless otherwise indicated in the other footnotes to this table, each stockholder named in the table has sole voting and sole investment power with respect to the all of the shares shown as owned by the stockholder. We have omitted percentages of less than 1% from the table.
The address for Mr. Chaney is 16415 Addison Road, Suite 300, Addison, Texas 75001.
	Common Stock Beneficially Owned			Series A Preferred Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Class	Number of Shares Beneficially Owned	Percentage of Class	Percentage of Voting Power (9)
Joseph R. Alosa, Sr.	229,018	(1)	2.5%	--	--	1.3%

Russell D. Chaney	937,240	(2)	10.5%	100,000	100.0%	23.1%

Robert L. Harris	162,018	(3)	1.8%	--	--	1.4%

Joel Hochberg	170,731	(4)	1.9%	--	--	1.4%

Luisa Ingargiola	--		--	--	--	--

J. Shane Rapp	326,865	(5)	3.7%	100,000	100.0%	17.3%

Brian K. Tuskan	416	(6)	*	--	--	*

Barry W. Wilson	36,400	(7)	*	--	--	*

Ronald A. Woessner	220,106	(8)	2.5%	--	--	1.4%

All directors and executive officers, as a group (9 persons)	2,061,374		22.3%	100,000	100.0%	31.5%

(1)	Includes 126,000 shares held by Mr. Alosa directly, 10,000 shares held jointly with his spouse, 3,018 shares purchasable by Mr. Alosa within 60 days under an option agreement, 88,000 shares issuable upon exercise of a warrant held by Mr. Alosa and 2,000 shares issuable upon exercise of a warrant held by Mr. Alosa’s spouse.
(2)	Includes 759,954 shares held by Mr. Chaney directly, 144,366 shares held jointly with his spouse, 8,500 shares issuable upon exercise of a warrant held by Mr. Chaney, 3,000 shares purchasable by Mr. Chaney’s spouse within 60 days under an option agreement, 19,420 shares held by RSIV, LLC, which is controlled and owned equally by Mr. Chaney and Mr. Rapp, and 2,000 shares issuable upon conversion of 100,000 shares of our Series A preferred stock held by RSIV, LLC.
(3)	Includes 150,000 shares and 10,000 shares issuable upon exercise of warrants, both of which are held by the investment fund of 824 Highway 3 Investments, L.P., of which Mr. Harris is a principal, and 2,018 shares purchasable by Mr. Harris within 60 days under an option agreement. Mr. Harris disclaims beneficial ownership of these shares and warrants.
(4)	Includes 151,213 shares held by Veronica W, LLC, which is controlled by Mr. Hochberg, 16,000 shares issuable upon exercise of a warrant held by Veronica W, LLC, and 3,518 shares purchasable by Mr. Hochberg within 60 days under an option agreement.
(5)	Includes 296,945 shares held by Mr. Rapp directly, 19,420 shares held by RSIV, LLC, which is controlled and owned equally by Mr. Chaney and Mr. Rapp, 8,500 shares issuable upon exercise of a warrant held by Mr. Rapp and 2,000 shares issuable upon conversion of 100,000 shares of our Series A preferred stock held by RSIV, LLC.
(6)	Includes 416 shares purchasable by Mr. Tuskan within 60 days under an option agreement.
(7)	Includes 5,700 shares held by Mr. Wilson, 5,700 shares issuable upon exercise of a warrant held by Mr. Wilson and 25,000 shares purchasable by Mr. Wilson within 60 days under an option agreement.
(8)	Includes 138,106 shares held by Mr. Woessner directly, 12,000 shares held by Mr. Woessner’s spouse, 40,000 shares purchasable by Mr. Woessner within 60 days under an option agreement and 30,000 shares issuable upon exercise of a warrant held by Mr. Woessner.
(9)	Based upon total votes of all outstanding shares of our capital stock. Our Series A preferred stock votes as a class with our common stock on the basis of 750 votes per share of Series A preferred stock.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission on a timely basis.
During fiscal year 2015, all of our directors and executive officers timely complied with the filing requirements of Section 16(a) of the Exchange Act, except for Mr. Hochberg, who filed two reports late, disclosing one and three transactions, respectively, Mr. Woessner, who filed three reports late, each disclosing one transaction, and Messrs. Alosa, Chaney and Rapp, who each filed one report late disclosing one transaction. In making this statement, we have relied on copies of reports filed with Securities and Exchange Commission.

PROPOSAL SEVEN:
RATIFICATION OF THE SELECTION OF OUR
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PMB Helin Donovan, LLP served as our independent registered public accounting firm in fiscal year 2015. The audit committee of our board of directors has selected PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, which we refer to as fiscal year 2016. This selection will be presented to our stockholders for ratification at the annual meeting. The audit committee will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm.
We have been advised by PMB Helin Donovan, LLP that a representative will be present at the annual meeting and that such representative will be available to respond to appropriate questions. Such representative will be given an opportunity to make a statement if he or she so desires.
Board Recommendation
Our board of directors unanimously recommends a vote FOR the proposal to ratify the selection of PMB Helin Donovan, LLP to serve as our independent registered public accounting firm for fiscal year 2016.
Fees Paid to PMB Helin Donovan, LLP
We paid the following fees to PMB Helin Donovan, LLP for fiscal year 2015 and for the fiscal year ended December 31, 2014, which we refer to as fiscal year 2014:
	Fiscal Year 2015	Fiscal Year 2014

Audit Fees	$72,000	$62,500
Audit-Related Fees	51,978	2,500
Tax Fees	3,240	2,355
All Other Fees	--	--
Total Fees	$127,218	$67,355

Audit fees for each of fiscal year 2015 and fiscal year 2014 included fees associated with audits of our financial statements and reviews of financial statements included in our Quarterly Reports on Form 10-Q.
Audit-related fees for fiscal year 2015 included fees associated with the review of our Registration Statement on Form S-1, filed with the Securities and Exchange Commission on November 6, 2015 and out-of-pocket, audit related expenses. Audit-related fees for fiscal year 2014 included out-of-pocket expenses.
Tax fees for each of fiscal year 2015 and 2014 included fees associated with the filing of the Company’s federal income tax return, and its franchise tax return for the State of Texas.
Policy on Pre-Approval of Retention of Independent Registered Public Accounting Firm
The audit committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent registered public accounting firm. Prior to the creation of our audit committee in September 2015, our board of directors pre-approved all audit and permitted non-audit services. The audit committee now pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination as to whether permitted non-audit services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The audit committee has delegated pre-approval authority to the Chairman of the audit committee, subject to reporting any such approvals at the next audit committee meeting. During fiscal year 2015, the audit committee or the board of directors pre-approved all audit and non-audit services.
The audit committee monitors the services rendered and actual fees paid to our independent registered public accounting firm quarterly to ensure that such services are within the scope of approval. All audit and permitted non-audit services for which PMB Helin Donovan, LLP was engaged were pre-approved by the audit committee or board of directors.

REPORT OF THE AUDIT COMMITTEE
The current members of the audit committee are directors Ingargiola (Chairman), Harris, Hochberg and Tuskan, each of whom our board of directors has affirmatively determined is independent pursuant to the listing standards of NASDAQ and applicable Securities and Exchange Commission rules. The specific duties and responsibilities of the audit committee are set forth in the audit committee charter, effective September 9, 2015, which is available on our website.
The audit committee oversees the company’s financial reporting process on behalf of our board of directors, and has other duties and functions as described in its charter.
Management has the primary responsibility for the company’s financial statements and the reporting process. The company’s independent registered public accounting firm, PMB Helin Donovan, LLP, is responsible for auditing the company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
The audit committee has:
•	reviewed and discussed the company’s audited financial statements for the fiscal year 2015 with management and PMB Helin Donovan, LLP;
•	discussed with PMB Helin Donovan, LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees;
•
received and discussed the written disclosures and the letter from PMB Helin Donovan, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence; and

•	discussed with PMB Helin Donovan, LLP its independence.
Based on the reviews and discussions referred to above, and subject to the limitations on the committee’s role and responsibilities contained in the audit committee charter, the audit committee recommended to our board of directors, and our board approved, that the audited financial statements for fiscal year 2015 be included in the company’s annual report on Form 10-K for fiscal year 2015 for filing with the Securities and Exchange Commission.
Audit Committee:

Luisa Ingargiola, Chairman
Robert L. Harris
Joel Hochberg
Brian K. Tuskan

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We do not believe any of our non-management directors has a material relationship with us that could interfere with his ability to exercise independent judgment in carrying out his responsibilities. Our Code of Business Conduct and Ethics governs the board’s consideration of transactions that could give rise to a conflict of interest, mandating that each director disclose any potential conflict of interest and permitting the board to determine that such director may not participate in deliberations relating to the consideration of the transaction giving rise to such conflict of interest. The full text of the Code of Business Conduct and Ethics is available on our website at http://ir.stockpr.com/copsync/governance-docs. Our board of directors has reviewed and approved of each of the following transactions.
In November 2013, we executed two equipment leases with an equipment financing company owned by Joseph R. Alosa, Sr., one of our directors, for the specific purpose of financing the purchase of certain third-party equipment to be sold to contracted customers. The aggregate amount due on the leases was $313,477. Both leases were to expire in May 2014. The expiration dates for both leases were formally extended until June 25, 2015. On August 31, 2015, we entered into an amended lease agreement with a new expiration date of August 31, 2019. Under the amended lease agreement, we paid $60,000 on delivery and are required to make monthly payments of $5,464.69. At the termination of lease, we may purchase the equipment for $65,576.
On May 11, 2015, we entered into a short-term loan arrangement with a third party, with the initial principal of such loan equal to $300,000. This short-term loan was paid in full on August 11, 2015 and bore interest at the rate of 35.0% during the term of the loan. Mr. Woessner, our Chief Executive Officer, personally guaranteed this loan.
On June 11, 2015, Mr. Alosa provided us with a $50,000, ninety-day loan for working capital purposes. This loan was paid in full on November 25, 2015 and bore interest at a rate of 8% per annum during the term of the loan.
On June 29, 2015, we entered into a short-term loan arrangement with a third party, with the initial principal of such loan equal to $50,000. This short-term loan was paid in full on August 11, 2015 and bore interest at a rate of 40.0% during the term of the loan. Mr. Woessner, our Chief Executive Officer, personally guaranteed this loan.
In November 2015, we entered into an agreement with our Series B preferred stockholders, including Mr. Hochberg, one of our directors. Pursuant to this agreement, we amended the terms of his warrant to reduce the exercise price from $10.00 per share to $6.25 per share in exchange for his present exercise of his warrant in full for cash. Additionally, as consideration for Mr. Hochberg agreeing to convert his shares of Series B preferred stock into shares of our common stock, terminate the Investors’ Rights Agreement and waive any rights he may have under such agreement, we agreed to issue to him an additional 23,750 shares of our common stock (in addition to the shares he received upon conversion of his Series B preferred stock and exercise of his Series B warrants) and pay accrued dividends on his shares of Series B preferred stock in cash within 30 days of listing on NASDAQ. We paid Mr. Hochberg $202,324 on December 10, 2015, representing the accrued dividends on his shares of Series B preferred stock.

2017 ANNUAL MEETING OF STOCKHOLDERS
Proposals Submitted for Inclusion in Our Proxy Materials
We will include in our proxy materials for our 2017 annual meeting of stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of this proxy statement, or February 17, 2017. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2017 annual meeting. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: COPsync, Inc., Attention: Corporate Secretary, 16415 Addison Road, Suite 300, Addison, Texas 75001.
Stockholder Nominations of Directors
Pursuant to our amended and restated by-laws, no nominations for directors will be acted upon at the annual meeting except for those made by the nominating and governance committee and those made by stockholders of record upon timely notice in writing to our Corporate Secretary. To be considered timely, we must receive notice no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the date of the 2016 annual meeting. Thus, for the 2017 annual meeting of stockholders, we must receive the nominations between March 30, 2017 and April 29, 2017. The notice must contain all information provided for in our amended and restated by-laws, a copy of which is available at http://ir.copsync.com/governance-docs. Stockholder notice of nominations for directors should be mailed to the following address: COPsync, Inc., Attention: Corporate Secretary, 16415 Addison Road, Suite 300, Addison, Texas 75001.
Other Meeting Business
Pursuant to our amended and restated by-laws, items of business that are proposed outside of the process pursuant to Rule 14a-8 under the Exchange Act as described above, may properly be brought before the 2017 annual meeting of stockholders only if we receive notice of such business no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the date of 2016 annual meeting. Thus, for the 2017 annual meeting of stockholders, we must receive notice of business that is not submitted for inclusion in our proxy materials between March 30, 2017 and April 29, 2017. The notice must contain all information provided for in our amended and restated by-laws, a copy of which is available at http://ir.copsync.com/governance-docs. We will not permit business that does not comply with the foregoing notice requirement to be brought before the 2017 annual meeting of stockholders. Stockholder business that is not submitted for inclusion in our proxy statement pursuant to Rule 14a-8 should be mailed to the following address: COPsync, Inc., Attention: Corporate Secretary, 16415 Addison Road, Suite 300, Addison, Texas 75001.
OTHER MATTERS
Our board of directors does not know of any other matters that may be presented for action at the 2016 annual meeting. Should any other matters come before the annual meeting, however, the persons named as proxies will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.
BY ORDER OF THE BOARD OF DIRECTORS

Ronald A. Woessner
Chief Executive Officer
Dated: June 24, 2016

Appendix A
COPSYNC, INC.
2009 LONG-TERM INCENTIVE PLAN

Amendment Number Four

The COPSync, Inc. 2009 Long-Term Incentive Plan, effective July 27, 2009, and as amended effective February 9, 2015 (the “Plan”), is hereby further amended in accordance with the following:
1. Section 5.1 of the Plan is hereby amended and restated in its entirety to provide as follows:
“5.1           Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 1,800,000 shares, 100% of which may be delivered pursuant to Incentive Stock Options.  Of the shares available for issuance, no Participant may be granted Options for more than 900,000 shares of Common Stock in the aggregate during the term of the Plan.  Options that expire, lapse or are cancelled or forfeited nonetheless continue to count against the 900,000 share limit.  Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.”
2. Section 6.1(d) of the Plan is hereby amended and restated in its entirety to provide as follows:
“(d) Subject to the conditions in (a)-(c), an outside Board member shall be awarded a 20,000 automatic option grant upon his or her initial election or appointment, in addition to an annual 10,000 options on the first business day of each year, provided he or she has served on the Board at least six months.”
Dated: July 28 2016

Appendix B

2016 COPSYNC, INC. EMPLOYEE STOCK PURCHASE PLAN

Section 1	PURPOSE
The purpose of the 2016 COPsync, Inc. Employee Stock Purchase Plan (hereinafter called the “Plan”) is to provide a method by which eligible employees of COPsync, Inc. (“COPsync” or “Company”) or a Participating Subsidiary (as herein defined) may use voluntary, systematic payroll deductions to purchase shares of COPsync Common Stock (as herein defined) and thereby acquire an interest in the future of the Company.  It is the Company’s intent that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (as herein defined).  Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.
Section 2	DEFINITIONS
“Board of Directors” shall mean the Board of Directors of COPsync.
“Code” shall mean the Internal Revenue Code of 1986, including the rules and regulations thereunder, as amended from time-to-time, and any successor provisions.
“Committee” shall mean the Compensation Committee of the Board of Directors.  To the extent that the Committee delegates its authority to certain individuals, references to the Committee with respect to a matter for which the Committee has delegated its authority shall include the individuals to whom such authority has been delegated.
“Common Stock” shall mean the Common Stock of COPsync, par value $.0001 per share.
“Compensation” shall mean an Eligible Employee’s base wages and salary, or such other items of compensation designated by the Committee.
“Corporate Transaction” shall mean a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.
“Eligible Employee” shall mean an individual who is an Employee as of the Offering Date of a Purchase Period (defined below); provided, however, that the term “Eligible Employee” shall not include any Employee who immediately after the grant of a share purchase right to such employee would (in accordance with the provisions of Sections 423 and 424(d) (or successor provisions) of the Code) own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a Subsidiary; and the term “Eligible Employee” may exclude any of the following categories of Employees for a particular Purchase Period:
(a) Employees who have been employed less than two years;
(b) Employees whose customary employment is 20 hours or less per week;
(c) Employees whose customary employment is for not more than five months in any calendar year;
(d) Employees who are highly compensated employees (within the meaning of Section 414(q) of the Code); and
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(e) Employees who are citizens or residents of a foreign jurisdiction if:  (1) the grant of a share purchase right under the Plan or a Purchase Period to a citizen or resident of the foreign jurisdiction is prohibited under the laws of such jurisdiction; or (2) compliance with the laws of the foreign jurisdiction would cause the Plan or Purchase Period to violate the requirements of Section 423 of the Code.
“Employee” shall mean any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer.  For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Section 1.421-1(h)(2) of the Treasury Regulations.  Where the period of leave exceeds three months, or such other period of time specified in Section 1.421-1(h)(2) of the Treasury Regulations, and the individual’s right to reemployment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Section 1.421-1(h)(2) of the Treasury Regulations.
“Exchange Act” shall mean the Securities Exchange Act of 1934, including the rules and regulations thereunder, as amended from time-to-time, and any successor provisions.
“Fair Market Value” shall mean the closing sales price (or average of the quoted closing bid and asked prices if there is no closing sales price reported) of the Common Stock on the date specified as reported by the Nasdaq Capital Market, or by the principal national stock exchange on which the Common Stock is then listed.  If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee in accordance with the terms of Section 423 of the Code, and such determination shall be conclusive and binding on all persons.
“Offering Date” shall mean the first Trading Day of each Purchase Period as designated by the Committee.
“Participant” shall mean an Eligible Employee who participates in the Plan.
“Participating Subsidiary” shall mean a Subsidiary of the Company that has been designated by the Committee as eligible to participate in the Plan for a Purchase Period.
“Purchase Date” shall mean the last Trading Day of each Purchase Period.
“Purchase Period” shall mean a period designated by the Committee (not to exceed 27 months).  The first Purchase Period shall commence on the first Trading Day of a month (designated by the Committee) after the Plan is approved by the stockholders of the Company pursuant to Section 16, and shall end on the last Trading Day of the period designated by the Committee (not to exceed 27 months).  Unless the Committee provides otherwise, successive Purchase Periods shall commence on the first Trading Day following the end of the preceding Purchase Period and shall end on the last Trading Day of the period designated by the Committee (not to exceed 27 months) following the month in which the preceding Purchase Period ended.
“Section 16(b)” shall mean Section 16(b) under the Exchange Act, including the rules and regulations thereunder, as amended from time-to-time, and any successor provisions.
“Subsidiary” shall mean a “subsidiary corporation” of the Company, as that term is defined in Section 424(f) of the Code.
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“Trading Day” shall mean any day on which the Nasdaq Capital Market, or the principal national stock exchange on which the Common Stock is then listed, is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.
Section 3	SHARES SUBJECT TO THE PLAN
Under the Plan, there is a maximum of 942,000 shares of Common Stock (subject to adjustment as provided in Section 12) available for purchase under the Plan by Participants.  The shares may be made available from authorized but unissued shares of our Common Stock or from shares of Common Stock held in or acquired for the Company’s treasury account.  Any shares issued under the Plan will reduce, on a share-for-share basis, the number of shares available for subsequent issuance under the Plan.
Section 4	PARTICIPATION
Each Eligible Employee who is a Participant on the Offering Date of a Purchase Period shall, as of such date, automatically receive a share purchase right to purchase shares of Common Stock during such Purchase Period, subject to the following conditions.  Subject to the limitation specified below, such right to purchase Common Stock shall be for a number of whole shares of Common Stock, determined by dividing (i) the balance in the Participant’s withholding account on the Purchase Date of the Purchase Period by (ii) the Purchase Price of the Purchase Period.  Unless the Committee determines otherwise, no fractional shares of Common Stock shall be purchased; any funds in a Participant’s withholding account that are insufficient to purchase a whole share of Common Stock shall be retained in the Participant’s withholding account for the following Purchase Period, unless the Participant will not be participating in the following Purchase Period.  Except for amounts retained in a Participant’s withholding account pursuant to the preceding sentence, unless the Committee determines otherwise, any funds left over in a Participant’s withholding account after the purchase of shares of Common Stock on a Purchase Date pursuant to this Section 4 shall be returned to the Participant.
In no event shall the Common Stock purchased under the Plan by any single Participant in any calendar year exceed $25,000 (or such different amount as may be permitted under the Code and still comply with the requirements of the Code) of Fair Market Value.  The number of shares of Common Stock that the Participant has the right to purchase under other qualified employee stock purchase plans under Section 423 of COPsync or a Subsidiary, if any, shall count against the $25,000 limitation.  The number of shares of Common Stock receivable by each Participant upon exercise of his or her share purchase right shall be reduced, on a substantially proportionate basis, in the event that the number of shares then available under the Plan is otherwise insufficient.  Notwithstanding anything herein to the contrary, a Participant may not purchase for a Purchase Period more than the maximum number of shares of Common Stock established by the Committee for such Purchase Period.
Section 5	METHOD OF PARTICIPATION
An individual who is an Eligible Employee on the Offering Date of a Purchase Period may elect to participate in the Purchase Period by executing and delivering, during the enrollment period designated by the Committee for such Purchase Period, an enrollment form, on the terms and conditions specified in Section 6.  Such Eligible Employee will thereafter become a Participant for such Purchase Period and for each subsequent consecutive Purchase Period, subject to Section 6 below.
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Section 6	PAYROLL DEDUCTION
Unless the Committee provides otherwise, all Participant contributions to the Plan shall be made only by payroll deductions pursuant to an enrollment form filed by the Eligible Employee in accordance with the enrollment procedures established by the Committee.  Each enrollment form shall specify the amount (as a percentage of the Participant’s Compensation) that the Participant elects to contribute under the Plan for each payroll date during the Purchase Period and shall authorize the Company to deduct such amount from the Compensation of such Participant with respect to each payroll date during the Purchase Period.  Unless the Committee provides otherwise, a Participant’s enrollment form shall remain in effect for each Purchase Period thereafter until such Participant’s participation in the Plan is terminated or until the amount of the Participant’s payroll deductions is changed or suspended as hereafter provided.  The enrollment form shall request payroll deductions at a rate (in whole percentages) of not less than 1% nor more than 10% (or such other maximum percentage designated by the Committee for a Purchase Period) from the Participant’s Compensation by means of substantially equal payroll deductions over the Purchase Period.  A Participant may increase or reduce the rate of his or her payroll deduction by one or more whole percentage points (but not less than 1% or more than the maximum permissible percentage) by delivering a revised enrollment form to the Company during the period designated by the Committee.  Such increase or reduction in payroll deductions shall become effective as of the time specified by the Committee.  In addition, a Participant may cease participation entirely by delivering a revised enrollment form to the Company in accordance with Section 9.  All amounts deducted in accordance with a Participant’s enrollment form shall be credited to a notional “withholding account” for such Participant, but the Company shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account.
Section 7	PURCHASE PRICE
The purchase price per share of Common Stock purchased under the Plan for a Purchase Period shall be the percentage from 85% to 100% established by the Committee in its sole discretion for the Purchase Period of the Fair Market Value of the Common Stock on (a) the Offering Date of the Purchase Period or (b) the Purchase Date of the Purchase Period, whichever is less (the “Purchase Price”).
Section 8	PURCHASE OF SHARES
Each Participant in a Purchase Period who is still a Participant on the Purchase Date of such Purchase Period, shall be deemed to have exercised on such date the share purchase right granted to him or her for that Purchase Period.  Upon such exercise, the balance of the Participant’s withholding account shall be applied to the purchase of the number of whole shares of Common Stock determined under Section 4.  As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to the Participant of the shares of Common Stock purchased upon exercise of his or her share purchase right.  The Committee may permit or require that the shares be deposited directly into an account established in the name of the Participant with a designated broker and may require that the shares of Common Stock be retained with such designated broker for a specified period of time.
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Section 9	CANCELLATION OF SHARE PURCHASE RIGHT; WITHDRAWAL
A Participant who holds a share purchase right under the Plan may cancel such share purchase right as to all (but not less than all) the shares subject or to be subject to such share purchase right and withdraw from a Purchase Period by submitting a revised enrollment form to the Company by the date established by the Committee prior to the Purchase Date for the Purchase Period.  A Participant who cancels a share purchase right under the Plan and withdraws from a Purchase Period shall be deemed to have withdrawn from the Plan.  Any Participant who withdraws from the Plan may again become a Participant for any future Purchase Period by submitting a new enrollment form for such future Purchase Period in accordance with Section 5.  Upon a Participant’s withdrawal from the Plan, the balance in his or her withholding account that has not been used to purchase shares of Common Stock under Section 8 shall be returned to him or her as soon as administratively feasible.
Section 10	TERMINATION OF EMPLOYMENT
Upon the termination of a Participant’s employment with the Company and its Participating Subsidiaries for any reason (including death), he or she shall cease to be a Participant, and any share purchase right held by such Participant under the Plan shall be deemed canceled.  The balance of his or her withholding account that has not been used to purchase shares of Common Stock under Section 8 shall be returned to him or her, and he or she shall have no further rights under the Plan.
Section 11	PARTICIPANT’S RIGHTS NOT TRANSFERABLE
All Participants shall have the same rights and privileges under the Plan.  Each Participant’s rights and privileges under the Plan may be exercisable during his or her lifetime only by him or her.  No share purchase right shall be assignable or transferable.
Section 12	CHANGE IN CAPITALIZATION
If the Committee shall determine that any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall make such adjustment as it deems appropriate in the number and kind of shares which thereafter may be purchased under the Plan, the number and kind of shares which thereafter may be purchased by a Participant during a Purchase Period and the number and kind of shares subject to outstanding share purchase rights (and the purchase price per share of the Common Stock under such outstanding share purchase rights).
Section 13	CORPORATE TRANSACTIONS
Unless otherwise determined by the Committee and as permitted by Section 423 of the Code, in the event of a proposed dissolution or liquidation of the Company, any Purchase Period then in progress will be shortened by setting a new Purchase Date and the Purchase Period will end immediately prior to the proposed dissolution or liquidation.  The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation.  Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s share purchase right will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Purchase Period in accordance with Section 9.
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Unless otherwise determined by the Committee and as permitted by Section 423 of the Code, in the event of a Corporate Transaction, each outstanding share purchase right will be assumed or an equivalent share purchase right substituted by the successor corporation or a parent corporation or subsidiary corporation of such successor corporation.  If the successor corporation refuses to assume or substitute the share purchase right, the Purchase Period with respect to which the share purchase right relates will be shortened by setting a new Purchase Date on which the Purchase Period will end.  The new Purchase Date will occur before the date of the Corporate Transaction.  Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s share purchase right will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Purchase Period in accordance with Section 9.
Section 14	ADMINISTRATION OF PLAN; COSTS
The Plan shall be administered by the Committee.  The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time-to-time deem advisable, and to construe, interpret, and administer the terms and provisions of the Plan and the agreements thereunder.  The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan.  The operational details relating to the day-to-day functioning of the Plan shall be handled by such person(s) as the Committee may designate from time-to-time.  The determinations and interpretations made by the Committee are final, conclusive, and binding on all persons.  All costs and expenses incurred in administering the Plan shall be paid by the Company.
Section 15	AMENDMENT AND TERMINATION OF PLAN
The Board of Directors may amend, abandon, suspend or terminate the Plan or any portion thereof at any time in such respects as it may deem advisable in its sole discretion, provided that no amendment shall be made without stockholder approval if such stockholder approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief under Section 16(b).
The Plan shall terminate, in any case, when all of the Common Stock reserved for the purposes of the Plan has been purchased by Participants.
Section 16	APPROVAL OF STOCKHOLDERS
The Plan is subject to the approval of the stockholders of COPsync, which approval must be secured within twelve months after the date the Plan is adopted by the Board of Directors.
Section 17	GENERAL
(a) No Participant shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof.
(b) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Texas (without giving effect to its conflicts of laws rules) and, to the extent applicable, federal law.
(c) Restrictions on Issuance of Shares.
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(1) No shares of Common Stock may be purchased under the Plan unless:  (i) the shares pertaining to such share purchase right have been registered under applicable securities laws or are exempt from such registration; (ii) the prior approval has been obtained from any regulatory body having jurisdiction; and (iii) in the event the Common Stock has been listed on any exchange, the shares pertaining to such share purchase right have been duly listed on such exchange in accordance with the procedure specified therefor.  The Company shall be under no obligation to effect or obtain any listing, registration, qualification, consent or approval with respect to shares pertaining to any share purchase right granted under the Plan.  If the shares to be issued upon the exercise of any share purchase right granted under the Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable securities laws, the recipient of the share purchase right, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to it, as the Company may reasonably request.
(2) The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock pertaining to any share purchase right granted under the Plan upon any securities exchange or under any applicable law or the effecting or obtaining of any consent or approval of any governmental body.
(d) COPsync and the Subsidiaries expressly reserve the right at any time to terminate a Participant’s employment free from any liability or any claim under the Plan.  Neither the Plan nor any share purchase right granted hereunder is intended to confer upon any Participant any rights with respect to continuance of employment or other utilization of his or her services by COPsync or by a Subsidiary, nor to interfere in any way with his or her right or that of his or her employer to terminate his or her employment or other services at any time (subject to the terms of any applicable written agreement).  The loss of existing or potential profit in share purchase rights shall not constitute an element of damages in the event of termination of employment for any reason, even if the termination is in violation of any obligation to the Participant.
(e) All payroll deductions received or held by the Company under the Plan shall be general corporate funds, and as such, may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate payroll deductions or pay interest thereon.
(f) No person connected with the Plan in any capacity, including, but not limited to, the Company, the Participating Subsidiaries and their directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.
(g) Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of a share purchase right acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.
* * * * *

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IN WITNESS WHEREOF, the Company has caused this Plan to be executed on its behalf as of May 23, 2016.

COPSYNC, INC.

By:
Ronald A. Woessner
Chief Executive Officer

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COPsync, INC. 16415 ADDISON ROAD, STE. 300 ADDISON, TEXAS 75001
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. on Wednesday, July 27, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time on Wednesday, July 27, 2016. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:		For All	Withhold All		For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		☐	☐		☐
1. Election of directors Nominees

01 Joseph R. Alosa, Sr. 06 Brian K. Tuskan	02 Russell D. Chaney 07 Ronald A. Woessner	03 Robert L. Harris 08 Luisa Ingargiola				04 Joel Hochberg	05 J. Shane Rapp

The Board of Directors recommends you vote FOR the following proposal:
		For	Against		Abstain			For	Against	Abstain

2. To approve, on an advisory basis, the compensation of our named executive officers.		☐	☐		☐
5.    To approve an amendment to the Plan to (i) increase  the number of shares available for issuance under the Plan to 1.8 million shares, an increase of 1.4 million shares; (ii) increase  the number of shares that may be granted as stock options to any one individual to
								☐	☐	☐
The Board of Directors recommends you vote 1 YEAR on the the following proposal:		1 year	2 years	3 years	Abstain
900,000 shares, an increase of option grants issued to outside Board members upon their initial election  or appointment to the Board to 20,000 shares and annually thereafter to 10,000 shares, provided the Board member has served on the Board at least six months.

3. To vote, on an advisory basis, on the frequency (i.e., once every one, two or three years) of holding an advisory stockholder vote to approve the compensation of our named executive officers.		☐	☐ ☐		☐
The Board of Directors recommends you vote FOR proposals 4 through 8.		For	Against		Abstain

4.     To approve the repricing of the stock options that  have been granted under the 2009 Long-Term Incentive Plan (the  "Plan") prior to December 1, 2015 and are outstanding on the date of the  2016 Annual Meeting (the "Annual Meeting").
		☐	☐		☐	6. To approve the 2016 COPsync, Inc. Employee Stock Purchase Plan.		☐	☐	☐

						7. To ratify the selection of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.		☐	☐	☐

						8. To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at  www.proxyvote.com

COPSYNC, INC.
Annual Meeting of Stockholders
July 28, 2016 10:00 AM CDT
This proxy is solicited by the Board of Directors and each matter to be voted on at the
Annual Meeting has been proposed by the Board of Directors of the Company.

The stockholder(s) hereby appoint(s) Ronald A. Woessner and Maria G. Fernandez, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common/Preferred stock of COPSYNC, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on July 28, 2016, at the InterContinental Dallas Hotel, 15201 Dallas Pkwy, Addison, Texas, 75001, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed. If no direction is made, it will be voted in accordance with the Board of Directors' recommendations as noted on the reverse side.

Continued and to be signed on reverse side